Putnam
OTC &
Emerging Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam OTC & Emerging Growth Fund's solid performance through fiscal 1999's challenging market environment rests largely upon the stock selections of the management team. Most of the period was plagued by global market turmoil that was particularly difficult for the stocks of emerging growth companies, in which your fund invests.

Even in such a turbulent setting, however, opportunities presented themselves, and your fund's managers with the help of Putnam's extensive research capabilities took advantage of several. Their approach targets two types of emerging growth companies, those that are able to dominate a relatively new industry and those that are rapidly increasing their market share in a more established business environment.

In the following report, managers Michael Mufson and Steven Kirson discuss their investment process in the context of fiscal 1999's performance and offer their views on the fund's prospects in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 15, 1999



Report from the Fund Managers

Michael J. Mufson
Steven L. Kirson


In an extremely volatile year for the financial markets, a year in which emerging growth stocks were generally out of favor with investors, we are pleased to report your fund's strong total return for the 12 months ended July 31, 1999. This performance is especially gratifying because it more than doubles the 8.30% return of the Russell 2000 Growth Index, the fund's unmanaged benchmark.

Total return for 12 months ended 7/31/99

     Class A          Class B           Class C           Class M
   NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
----------------------------------------------------------------------------
  18.31%  11.49%   17.42%   12.42%   17.42%   16.42%   17.61%  13.47%
----------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* A STORMY YEAR FOR SMALL CAPS

For much of fiscal 1999, the stocks of emerging growth companies struggled against a tide of negative investor sentiment. In 1998, volatility in overseas markets, combined with a deep recession in Asia, convinced many that the United States would be the next victim in the global financial crisis. U.S. manufacturing suffered and banks reported tighter lending practices in the fall, prompting the Federal Reserve Board to cut interest rates aggressively. Sensing vulnerability in the market, investors flocked to the biggest and least economically sensitive names. This increase in demand helped keep performance of large-capitalization stocks in the vanguard and validated investors' unfavorable outlook for smaller caps.

By the spring of 1999, the tense market environment had been neutralized by a series of favorable developments. Growth in Japan and other parts of Asia stabilized, and U.S. manufacturing staged a comeback. The U.S. economy advanced at a rate of 4.3% in the first quarter of 1999 and 2.3% in the second quarter, and corporate profits were stronger than anticipated. The Fed responded with a rate increase in June that effectively took back some of the liquidity it had pumped into the economy in 1998.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software      18.9%

Telecommunications     16.4%

Computer services      14.5%

Electronic
components             12.1%

Networking              5.2%

Footnote reads:
*Based on net assets as of 7/31/99. Holdings will vary over time.


The return of stability to global markets and the strength of corporate profits at home coaxed investors back to a number of previously overlooked sectors, including emerging growth stocks, which soared 14.75% during the second quarter, as measured by the Russell 2000 Growth Index. But by the end of July, these stocks were once again in decline as investors began to worry that the strength of the economy would re-ignite long dormant inflation and precipitate further increases in interest rates.

* ONE STOCK AT A TIME

The fund's index-beating performance during the year is due in large part to the thoroughness of its stock selection process. When selecting stocks for the portfolio, we look for emerging growth companies with market capitalizations of between $150 million and $4 billion whose revenues and earnings are growing at a minimum rate of 20% per year. (The average growth rate in the portfolio is between 35% and 40%.) Once we identify a company that meets these criteria, we talk to its management, suppliers, and customers to determine if the company has a good chance of maintaining its past success.

For the purposes of portfolio selection, emerging growth companies come in two basic varieties. The first is a company that has the dominant share of a dynamic new industry and a disproportionate share in the profits as well. A good example is Copper Mountain Networks, Inc., a company that develops and sells digital subscriber line (DSL) communications products for telecommunications and Internet service providers. Essentially DSL enables high-speed broadband connectivity over existing copper phone lines, a service in tremendous demand given the explosive growth of Internet usage.


"Small, emerging growth stocks continue to sell at attractive valuations relative to large-cap stocks that offer a fraction of the growth potential."

-- Michael J. Mufson
   Portfolio Manager


A second type of emerging growth company gains market share rapidly in an established industry. Allegiance Telecom, Inc., a competitive local exchange carrier (CLEC) with more than 150 locations in 15 major U.S. markets, is characteristic of this type of company. CLECs compete with traditional telephone companies, often over existing lines, by offering better services and features for less. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

When we add a stock to the portfolio for the first time, we typically start with a small position. Over time, if the company performs well, we increase our stake. However, it's not unusual for a small-cap company to prosper and then to decline without much warning. As a result, many of the stocks that come into the portfolio leave quickly but others demonstrate longer-term growth potential. We gradually increase our stake in these latter stocks until eventually they end up on our list of the 10 largest holdings. In that way, our best ideas are weighted most heavily in the portfolio.

* TECHNOLOGY LEADS EMERGING GROWTH CATEGORY

Many of the stocks that contributed to the fund's strong performance were in the technology area. In fact, as of the fiscal year's end, 54% of the portfolio was dedicated to technology-related companies. Far from a deliberate sector strategy, this outsized weighting is simply reflective of where many of the best emerging growth companies now operate. Technology was not always the best-performing sector. Several years ago, for example, the portfolio was heavily invested in the health-care sector, in which advances in pharmaceuticals and biotechnology produced some of the economy's fastest-growing companies.

Among the top-performing stocks during the period were NEXTLINK Communications, a CLEC providing telephone services to 38 major U.S. markets; Power Integrations, a California company that produces energy-saving devices for cellular phones and other electronic products; and Exodus Communications, offering services that let businesses outsource the management of their Internet sites. These three stocks returned 206%, 578%, and 656%, respectively, during the year.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Metromedia Fiber Network, Inc.
Electronic components

NEXTLINK Communications, Inc.
Telecommunications

Verio Inc.
Computer services

McLeod USA, Inc.
Telecommunications

Electronic Arts, Inc.
Computer software

Exodus Communications, Inc.
Networking

Copper Mountain Networks, Inc.
Telecommunications

Gemstar International Group Ltd.
Computer services

Concord Communications, Inc.
Computer software

RealNetworks, Inc.
Computer software

Footnote reads:
These holdings represent 28.5% of the fund's net assets as of 7/31/99. Portfolio holdings will vary over time.


The fund also benefited from what it did not own during the period. In the emerging growth arena, a stock's performance can change dramatically overnight. Interestingly, valuation alone is not a reliable indicator of a stock's vulnerability. A stock in our universe could be 100% overvalued, but it is unlikely to experience a decline until there is a disappointment in its fundamentals. Our strict sell discipline includes eliminating any position we believe is likely to disappoint. That said, there was a handful of fundamental disappointments in the portfolio that we were unable to prevent, particularly within the health-care services area and information technology services.

* OPPORTUNITIES IN RAPIDLY CHANGING MARKET

In the coming months, we expect continued volatility in the emerging growth segment of the market. Although the overall economic backdrop in the United States remains positive, characterized by low inflation and strong growth, there is enough inflationary pressure to keep investors on edge as they anticipate the next shift in monetary policy. At the same time, we believe there is a tremendous opportunity for investors who are able to tune out these day-to-day distractions.

Small, emerging growth stocks continue to sell at attractive valuations relative to large-cap stocks that offer a fraction of the growth potential. Picking the winners in today's rapidly changing Internet-dominated landscape will not be easy but instead will require the continual application of hard-nosed fundamental research. We believe your fund is well suited to the challenge and is appropriately positioned for the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/99, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam OTC & Emerging Growth Fund is designed for investors seeking above-average growth potential through investments in common stocks of small- to medium-sized emerging growth companies.




TOTAL RETURN FOR PERIODS ENDED 7/31/99

                        Class A            Class B            Class C           Class M
(inception dates)      (11/1/82)          (7/15/93)          (7/26/99)         (12/2/94)
                     NAV       POP      NAV      CDSC      NAV      CDSC      NAV      POP
---------------------------------------------------------------------------------------------
1 year              18.31%    11.49%   17.42%    12.42%   17.42%    16.42%   17.61%   13.47%
---------------------------------------------------------------------------------------------
5 years            164.15    148.94   154.70    152.70   154.43    154.43   157.20   148.17
Annual average      21.44     20.01    20.56     20.37    20.54     20.54    20.80    19.94
---------------------------------------------------------------------------------------------
10 years           360.55    334.07   326.35    326.35   327.00    327.00   336.45   321.17
Annual average      16.50     15.81    15.61     15.61    15.62     15.62    15.88    15.46
---------------------------------------------------------------------------------------------
Life of fund      1839.93   1728.39  1577.32   1577.32  1612.85   1612.85  1646.19  1585.07
Annual average      19.38     18.96    18.35     18.35    18.49     18.49    18.63    18.38
---------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/99

                                  Russell           Consumer
                             2000 Growth Index     price index
--------------------------------------------------------------------------
1 year                            14.51%              2.14%
--------------------------------------------------------------------------
5 years                           95.06              12.33
Annual average                    14.30               2.35
--------------------------------------------------------------------------
10 years                         172.28              34.00
Annual average                    10.54               2.97
--------------------------------------------------------------------------
Life of fund                     442.02              69.76
Annual average                    10.62               3.21
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, 10-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/89

               Fund's class A        Russell 2000      Consumer price
Date            shares at POP        Growth Index           index

7/31/89             9,425               10,000             10,000
7/31/90            10,119                9,914             10,482
7/31/91            10,766               10,919             10,949
7/31/92            11,793               11,684             11,294
7/31/93            15,676               13,782             11,608
7/31/94            16,432               13,958             11,929
7/31/95            24,866               18,672             12,259
7/31/96            29,122               19,236             12,621
7/31/97            33,877               24,095             12,902
7/31/98            36,691               23,777             13,119
7/31/99           $43,407              $27,228            $13,400

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $42,635 and $42,700, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $43,645 ($42,117 at public offering price).



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/99

                         Class A      Class B      Class C      Class M
-----------------------------------------------------------------------------
Distributions (number)      1            1           --            1
-----------------------------------------------------------------------------
Income                      --           --          --            --
-----------------------------------------------------------------------------
Capital gains
  Long-term              $0.563       $0.563         --         $0.563
-----------------------------------------------------------------------------
  Short-term                --           --          --            --
-----------------------------------------------------------------------------
  Total                  $0.563       $0.563         --         $0.563
-----------------------------------------------------------------------------
Share value:           NAV    POP       NAV          NAV      NAV    POP
-----------------------------------------------------------------------------
7/31/98              $17.35  $18.41   $16.61         --     $17.00  $17.62
-----------------------------------------------------------------------------
7/26/99*                --     --        --        $20.65      --     --
-----------------------------------------------------------------------------
7/31/99               19.80   21.01    18.78        19.80    19.27   19.97
-----------------------------------------------------------------------------

*Inception date for class C shares.





TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                    Class A           Class B           Class C           Class M
(inception dates)  (11/1/82)         (7/15/93)         (7/26/99)         (12/2/94)
                  NAV     POP       NAV     CDSC      NAV     CDSC      NAV      POP
--------------------------------------------------------------------------------------
1 year           11.05%    4.66%   10.24%    5.24%   10.20%    9.20%   10.51%    6.64%
--------------------------------------------------------------------------------------
5 years         174.50   158.63   164.71   162.71   164.17   164.17   167.53   158.19
Annual average   22.38    20.93    21.49    21.31    21.44    21.44    21.75    20.89
--------------------------------------------------------------------------------------
10 years        395.65   367.15   358.90   358.90   359.79   359.79   369.90   353.46
Annual average   17.36    16.67    16.46    16.46    16.48    16.48    16.73    16.32
--------------------------------------------------------------------------------------
Life of fund   1874.22  1760.71  1608.58  1608.58  1643.92  1643.92  1678.81  1616.55
Annual average   19.61    19.18    18.57    18.57    18.72    18.72    18.86    18.61
--------------------------------------------------------------------------------------



Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your funds' class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Russell 2000 Growth Index* is composed of those Russell 2000 securities with a greater-than-average growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended July 31, 1999

To the Trustees and Shareholders of
Putnam OTC & Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam OTC & Emerging Growth Fund (the "fund") at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 1999




The fund's portfolio
July 31, 1999

COMMON STOCKS (99.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            626,145  AdForce, Inc. (NON)                                                                    $   14,518,737
          1,584,760  Lamar Advertising Co. (NON)                                                                64,380,875
            521,200  TMP Worldwide Inc. (NON)                                                                   24,463,825
                                                                                                            --------------
                                                                                                               103,363,437

Airlines (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            494,246  SkyWest, Inc.                                                                              13,282,861

Apparel (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  American Eagle Outfitters, Inc.                                                            11,587,500
            274,425  Quicksilver, Inc.                                                                           6,826,322
                                                                                                            --------------
                                                                                                                18,413,822

Banks (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            445,700  Net.B@nk, Inc.                                                                              9,582,550

Broadcasting (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,073,100  AMFM, Inc. (NON)                                                                           56,337,750
            931,357  Citadel Communications Corp. (NON)                                                         29,803,424
            507,000  Cumulus Media Inc. Class A (NON)                                                           12,231,375
            930,209  Entercom Communications Corp. (NON)                                                        37,673,465
            348,700  Hispanic Broadcasting Corp. (NON)                                                          24,823,081
            343,767  Radio One, Inc. (NON)                                                                      15,276,146
            612,634  Univision Communications Inc. Class A (NON)                                                42,424,905
                                                                                                            --------------
                                                                                                               218,570,146

Business Services (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            447,150  AnswerThink Consulting Group, Inc.                                                         36,275,044
            490,100  Navigant Consulting, Inc. (NON)                                                            20,706,725
                                                                                                            --------------
                                                                                                                56,981,769

Cable Television (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            436,730  Adelphia Communications Corp. (NON)                                                        26,585,939
            735,100  Insight Communications Company, Inc. (NON)                                                 21,961,113
            339,071  Jones Intercable, Inc. (NON)                                                               15,660,842
                                                                                                            --------------
                                                                                                                64,207,894

Cellular Communications (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            216,357  Sawtek Inc. (NON)                                                                          13,846,848

Computer Services (14.5%)
--------------------------------------------------------------------------------------------------------------------------
            245,800  @plan. Inc.                                                                                 3,809,900
            238,717  Ariba, Inc. (NON)                                                                          21,387,551
            295,700  Aware, Inc. (NON)                                                                          13,657,644
            540,575  BackWeb Technologies Ltd. (Israel)                                                         13,886,020
            295,510  Brocade Communications Systems (NON)                                                       34,980,996
            195,500  CMG Information Services, Inc.                                                             18,022,656
            484,000  CNET, Inc.                                                                                 19,360,000
            722,000  Comdisco, Inc.                                                                             17,418,250
            140,400  Comverse Technology, Inc.                                                                  10,608,975
            775,870  Critical Path, Inc. (NON)                                                                  25,991,645
            135,450  DoubleClick, Inc.                                                                          10,971,450
            297,700  EarthWeb Inc. (NON)                                                                        11,908,000
             60,982  Gadzoox Networks, Inc. (NON)                                                                4,588,896
          1,016,200  Gemstar International Group Ltd.                                                           67,323,250
            764,830  InfoSpace.com, Inc.                                                                        35,134,378
            612,020  InterVU Inc. (NON)                                                                         22,797,745
             77,577  JFAX.COM, Inc. (NON)                                                                          669,102
            614,485  Multex.com Inc. (NON)                                                                      12,443,321
            285,875  StarMedia Network, Inc. (NON)                                                              12,328,359
             76,577  Tanning Technology Corp. (NON)                                                              1,378,386
          1,699,450  USWeb Corp. (NON)                                                                          35,582,234
          1,706,455  Verio Inc. (NON)                                                                          121,691,572
            498,420  VeriSign, Inc.                                                                             36,945,383
            626,804  VerticalNet, Inc. (NON)                                                                    55,080,402
            209,867  Viant Corp. (NON)                                                                           6,860,028
          1,134,100  Whittman-Hart, Inc.                                                                        28,706,906
            890,380  Ziff-Davis, Inc. (NON)                                                                     16,750,274
                                                                                                            --------------
                                                                                                               660,283,323

Computer Software (18.9%)
--------------------------------------------------------------------------------------------------------------------------
            191,350  24/7 Media, Inc. (NON)                                                                      5,979,688
             78,375  Accrue Software, Inc. (NON)                                                                   783,750
            108,400  Actuate Corp. (NON)                                                                         3,563,650
            492,500  Allaire Corp. (NON)                                                                        21,731,563
             93,572  Art Technology Group, Inc. (NON)                                                            1,602,421
          2,100,774  Beyond.com Corp. (AFF) (NON)                                                               49,630,786
            767,000  Brio Technology, Inc. (AFF) (NON)                                                          14,668,875
            579,100  Business Objects S.A. (France) (NON)                                                       26,131,888
          1,509,730  CBT Group PLC ADR (Ireland) (NON)                                                          42,272,440
            123,062  Clarent Corp. (NON)                                                                         4,714,813
            155,730  Clarify, Inc. (NON)                                                                         5,129,357
          1,631,408  Concord Communications, Inc. (AFF) (NON)                                                   66,887,728
            138,857  Digex, Inc. (NON)                                                                           3,098,247
          1,724,066  Electronic Arts, Inc. (NON)                                                                98,164,008
            561,682  Engage Technologies, Inc. (NON)                                                            19,413,134
            268,980  Genesys Telecommunications Laboratories, Inc. (NON)                                         7,396,950
            123,600  I2 Technologies, Inc. (NON)                                                                 3,800,700
             21,287  Informatica Corp. (NON)                                                                     1,110,250
            306,882  Intraware, Inc. (NON)                                                                       6,828,125
            159,605  Intuit, Inc. (NON)                                                                         13,057,684
          1,359,600  ISS Group, Inc.                                                                            29,571,300
            100,270  Liberate Technologies, Inc. (NON)                                                           1,917,664
             24,492  Liquid Audio, Inc. (NON)                                                                      688,838
          1,136,000  Lycos, Inc.                                                                                46,931,000
          1,581,637  Macromedia, Inc. (NON)                                                                     55,159,590
             67,900  Mpath Interactive, Inc. (NON)                                                               1,154,300
            275,000  NetGravity, Inc. (NON)                                                                      5,929,688
            378,890  Net Perceptions, Inc. (NON)                                                                 6,038,559
             47,485  Packeteer, Inc. (NON)                                                                       1,400,808
            153,900  pcOrder.com, Inc. (NON)                                                                     5,540,400
            300,620  Phone.com, Inc. (NON)                                                                      18,694,806
            612,213  Pinnacle Systems, Inc.                                                                     17,830,704
            156,930  Portal Software, Inc. (NON)                                                                 6,566,540
            538,100  Proxicom, Inc. (NON)                                                                       18,698,975
            871,150  Rational Software Corp. (NON)                                                              29,074,631
            872,590  RealNetworks, Inc.                                                                         66,589,524
            852,200  Research in Motion Ltd. (Canada) (NON)                                                     19,920,175
            435,540  Security First Technologies Corp.                                                          15,189,458
            277,295  Silknet Software, Inc. (NON)                                                                8,929,766
            141,255  Software.com, Inc. (NON)                                                                    4,749,699
          1,667,840  TSI International Software, Ltd. (NON) (AFF)                                               31,793,200
            745,800  Verity, Inc. (AFF) (NON)                                                                   36,917,100
            393,000  Vignette Corp. (NON)                                                                       25,152,000
            295,078  Visual Networks, Inc. (NON)                                                                10,641,250
                                                                                                            --------------
                                                                                                               861,046,032

Consumer Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            157,560  Ask Jeeves, Inc. (NON)                                                                      6,932,640
            175,180  MarketWatch.com, Inc.(NON)                                                                  6,941,508
            550,030  SportsLine USA, Inc. (NON)                                                                 12,581,936
                                                                                                            --------------
                                                                                                                26,456,084

Electric Utilities (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,829,100  Independent Energy Holdings PLC (United Kingdom) (AFF) (NON)                               25,378,763

Electronic Components (12.1%)
--------------------------------------------------------------------------------------------------------------------------
            252,000  Applied Micro Circuits Corp. (NON)                                                         23,688,000
            340,700  Celestica Inc. (Canada) (NON)                                                              15,416,675
            300,000  DII Group Inc., (The) (NON)                                                                11,118,750
            430,000  Flextronics International Ltd.                                                             19,296,250
            564,192  Genesis Microchip Inc. (NON)                                                               11,636,460
            801,300  Harmonic, Inc. (AFF) (NON)                                                                 63,703,350
            383,200  Jabil Circuit, Inc.                                                                        16,118,350
          9,212,400  Metromedia Fiber Network, Inc. Class A                                                    295,948,350
            251,900  Micrel, Inc. (NON)                                                                         19,900,100
            416,150  Optical Coating Laboratory, Inc.                                                           29,858,763
            774,080  Power Integrations, Inc. (AFF) (NON)                                                       44,606,360
                                                                                                            --------------
                                                                                                               551,291,408

Energy-Related (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            357,000  Calpine Corp. (NON)                                                                        26,841,938

Entertainment (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,086,060  SFX Entertainment, Inc. Class A                                                            48,669,064

Financial Services (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            173,047  E-Loan, Inc. (NON)                                                                          6,738,018
            383,020  Investment Technology Group, Inc.                                                          13,573,271
            435,880  NextCard, Inc. (NON)                                                                       15,746,165
                                                                                                            --------------
                                                                                                                36,057,454

Health Care Services (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            453,777  Allscripts, Inc. (NON)                                                                      7,260,432
             28,900  Healtheon Corp. (NON)                                                                       1,452,225
            370,300  Laser Vision Centers, Inc. (NON)                                                           23,282,613
            180,000  Medquist, Inc. (NON)                                                                        7,807,500
            584,630  TLC The Laser Center Inc. (Canada) (NON)                                                   21,265,916
                                                                                                            --------------
                                                                                                                61,068,686

Insurance (--%)
--------------------------------------------------------------------------------------------------------------------------
             48,685  InsWeb Corp. (NON)                                                                          1,478,807

Lodging (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,116,000  Extended Stay America, Inc. (NON)                                                          11,369,250
            697,060  Four Seasons Hotels, Inc. (Canada)                                                         31,977,628
                                                                                                            --------------
                                                                                                                43,346,878

Medical Management Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            279,100  Advance Paradigm, Inc. (NON)                                                               19,013,688
            116,630  Express Scripts, Inc. Class A                                                               8,120,364
            883,200  Pediatrix Medical Group, Inc. (AFF) (NON)                                                  17,388,000
                                                                                                            --------------
                                                                                                                44,522,052

Medical Supplies and Devices (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            563,700  Cytyc Corp. (NON)                                                                          13,881,113
            414,500  VISX, Inc.                                                                                 41,968,125
                                                                                                            --------------
                                                                                                                55,849,238

Motion Picture Distribution (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            599,000  Cinar Films, Inc. Class B, (Canada) (NON)                                                  16,996,625

Networking (5.2%)
--------------------------------------------------------------------------------------------------------------------------
            778,300  CIENA Corp. (NON)                                                                          26,267,625
            807,700  Exodus Communications, Inc.                                                                96,974,481
            647,943  Extreme Networks, Inc. (NON)                                                               31,587,221
            958,760  International Network Services                                                             41,286,603
            255,290  Reback Networks Inc. (NON)                                                                 39,506,128
                                                                                                            --------------
                                                                                                               235,622,058

Networking Equipment (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            977,100  Concur Technologies, Inc. (AFF) (NON)                                                      25,404,600
          1,083,800  E-Tek Dynamics, Inc. (NON)                                                                 45,451,863
            200,360  Emulex Corp. (NON)                                                                         22,565,545
                                                                                                            --------------
                                                                                                                93,422,008

Pharmaceuticals and Biotechnology (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            877,300  Coulter Pharmaceutical, Inc. (AFF) (NON)                                                   21,822,838
             76,200  Invitrogen Corp. (NON)                                                                      2,209,800
                                                                                                            --------------
                                                                                                                24,032,638

Recreation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            153,445  International Speedway Corp. Class A                                                        7,892,827

Retail (3.6%)
--------------------------------------------------------------------------------------------------------------------------
            152,000  Cheap Tickets, Inc. (NON)                                                                   8,797,000
            794,615  Chemdex Corp. (NON)                                                                        23,838,450
            987,880  Linens 'N Things, Inc. (NON)                                                               45,689,450
            138,985  MP3.com, Inc. (NON)                                                                         5,081,639
            855,630  Tuesday Morning Corp. (NON)                                                                19,786,444
          1,480,500  Williams-Sonoma, Inc. (NON)                                                                55,426,219
            199,300  Yankee Candle Company, Inc. (The) (NON)                                                     4,484,250
                                                                                                            --------------
                                                                                                               163,103,452

Semiconductors (3.9%)
--------------------------------------------------------------------------------------------------------------------------
            544,520  American Xtal Technology, Inc. (NON)                                                       16,743,990
            482,810  Cree Research, Inc. (NON)                                                                  29,873,869
            302,500  Hi/Fn, Inc. (NON)                                                                          29,266,875
            336,045  QLogic Corp.                                                                               56,077,509
            662,249  SDL, Inc.                                                                                  44,991,541
                                                                                                            --------------
                                                                                                               176,953,784

Telecommunications (16.4%)
--------------------------------------------------------------------------------------------------------------------------
            683,700  Allegiance Telecom, Inc. (NON)                                                             34,398,656
            720,307  Copper Mountain Networks, Inc. (NON)                                                       87,157,147
            450,000  CoreComm Ltd.                                                                              21,768,750
          1,397,921  Covad Communications Group 144A                                                            64,304,366
            357,377  Efficient Networks, Inc. (NON)                                                             15,813,932
            478,460  GlobeSpan, Inc. (NON)                                                                      24,281,845
          1,300,900  GST Telecommunications, Inc. (Canada) (NON)                                                19,513,500
          1,469,186  Intermedia Communications, Inc. (NON)                                                      40,494,439
          4,010,414  McLeod USA, Inc. Class A                                                                  119,560,467
          2,509,200  NEXTLINK Communications, Inc. Class A (NON)                                               281,344,050
            124,900  Terayon Communications Systems, Inc. (NON)                                                  4,886,713
            712,100  WinStar Communications. Inc. (NON)                                                         37,385,250
                                                                                                            --------------
                                                                                                               750,909,115

Telephone Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            899,252  Focal Communications Corp. (NON)                                                           17,085,788
            297,470  Network Plus Corp. (NON)                                                                    5,391,644
                                                                                                            --------------
                                                                                                                22,477,432

Wireless Communications (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,211,200  American Tower Corp. Class A                                                               28,084,700
          1,901,904  Pinnacle Holdings Inc. (NON)                                                               46,953,255
            723,600  RF Micro Devices, Inc.                                                                     55,310,187
                                                                                                            --------------
                                                                                                               130,348,142
                                                                                                            --------------
                     Total Common Stocks (cost $3,287,221,236)                                              $4,562,297,135

SHORT-TERM INVESTMENTS (1.0%) (a) (cost $43,995,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $43,995,000  Interest in $369,077,000 joint repurchase agreement dated July 30, 1999 with S.B.C. Warburg Inc.
                       due August 2, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $44,013,441 for an
                       effective yield of 5.03%                                                             $   43,995,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,331,216,236) (b)                                            $4,606,292,135
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,566,696,021.

  (b) The aggregate identified cost on a tax basis is $3,348,429,434, resulting in gross unrealized appreciation and depreciation of $1,516,125,110 and $258,262,409, respectively, or net unrealized appreciation of $1,257,862,701.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,331,216,236) (Note 1)                                        $4,606,292,135
-----------------------------------------------------------------------------------------------
Cash                                                                                 20,802,193
-----------------------------------------------------------------------------------------------
Dividends and other receivables                                                          95,063
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                9,883,464
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       48,602,564
-----------------------------------------------------------------------------------------------
Total assets                                                                      4,685,675,419

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     96,119,618
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           17,566,066
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,187,057
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              773,668
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           109,592
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             11,641
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                2,014,620
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  197,136
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   118,979,398
-----------------------------------------------------------------------------------------------
Net assets                                                                       $4,566,696,021

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,030,360,473
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investment (Note 1)                                261,259,649
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,275,075,899
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $4,566,696,021

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,804,929,009 divided by 141,672,704 shares)                                           $19.80
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.80)*                                  $21.01
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,328,681,002 divided by 70,756,931 shares)**                                          $18.78
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($74,516 divided by 3,764 shares)**                                                      $19.80
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class M share
($303,677,320 divided by 15,756,931 shares)                                              $19.27
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $19.27)*                                  $19.97
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($129,334,174 divided by 6,473,651 shares)                                               $19.98
-----------------------------------------------------------------------------------------------

  * On single retail sale of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (including dividend income of $547,391 from
investments in affiliated issuers) (Note 5)                                        $    730,858
-----------------------------------------------------------------------------------------------
Interest                                                                              3,809,979
-----------------------------------------------------------------------------------------------
Total investment income                                                               4,540,837

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     21,450,354
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        5,756,180
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        83,449
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         34,135
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 6,041,496
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                11,785,650
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                         6
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,849,688
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 216,226
-----------------------------------------------------------------------------------------------
Auditing                                                                                 70,944
-----------------------------------------------------------------------------------------------
Legal                                                                                    23,801
-----------------------------------------------------------------------------------------------
Postage                                                                                 650,963
-----------------------------------------------------------------------------------------------
Other                                                                                   535,528
-----------------------------------------------------------------------------------------------
Total expenses                                                                       48,498,420
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (599,249)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         47,899,171
-----------------------------------------------------------------------------------------------
Net investment loss                                                                 (43,358,334)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3, and 5) (including realized
gain of $15,167,735 on sales of investments in affiliated issuers)                  283,382,497
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          478,088,337
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             761,470,834
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $718,112,500
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                              $  (43,358,334) $  (37,772,092)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                    283,382,497     416,773,342
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           478,088,337     (81,123,514)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                718,112,500     297,877,736
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (81,052,973)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (41,774,717)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (8,356,046)             --
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (3,100,412)             --
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                        (57,685,018)     74,433,423
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        526,143,334     372,311,159

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 4,040,552,687   3,668,241,528
---------------------------------------------------------------------------------------------------------------
End of year (accumulated net investment loss
of $-- and $--, respectively)                                                    $4,566,696,021  $4,040,552,687
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $17.35           $16.02           $14.80           $14.17           $10.15
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (.14)(c)         (.12)            (.12)(c)         (.08)(c)         (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           3.15             1.45             2.42             2.42             4.95
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                3.01             1.33             2.30             2.34             4.88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                  (.56)              --            (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.56)              --            (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $19.80           $17.35           $16.02           $14.80           $14.17
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              18.31             8.30            16.33            17.12            51.32
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,804,929       $2,478,340       $2,271,206       $1,479,770         $730,188
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                            .98             1.00             1.16             1.11             1.14
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                            (.85)            (.70)            (.79)            (.53)            (.62)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             139.84           106.29           112.84           199.52           116.10
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $16.61           $15.45           $14.41           $13.92           $10.06
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (.26)(c)         (.24)            (.22)(c)         (.20)(c)         (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.99             1.40             2.34             2.40             4.82
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.73             1.16             2.12             2.20             4.72
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                  (.56)              --            (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.56)              --            (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $18.78           $16.61           $15.45           $14.41           $13.92
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              17.42             7.51            15.49            16.37            50.13
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,328,681       $1,231,504       $1,116,849         $641,576         $160,197
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.73             1.75             1.91             1.89             1.90
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (1.60)           (1.45)           (1.55)           (1.29)           (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             139.84           106.29           112.84           199.52           116.10
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           July 26,1999+
operating performance                                                                                                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $20.65
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                                        --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.85)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.85)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $19.80
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (4.12)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                            $75
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                                                                .03*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                                                (.03)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 139.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                             Dec. 2, 1994+
operating performance                                                  Year ended July 31                             to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $17.00           $15.78           $14.66           $14.11           $11.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                  (.22)(c)         (.20)(c)         (.19)(c)         (.16)(c)         (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           3.05             1.42             2.39             2.42             3.92
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.83             1.22             2.20             2.26             3.87
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                  (.56)              --            (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.56)              --            (1.08)           (1.71)            (.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $19.27           $17.00           $15.78           $14.66           $14.11
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              17.61             7.73            15.78            16.58            37.79*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $303,677         $231,452         $177,325          $60,432           $3,111
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.48             1.50             1.66             1.68             1.10*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (1.35)           (1.20)           (1.30)           (1.06)            (.66)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             139.84           106.29           112.84           199.52           116.10
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           July 12, 1996+
operating performance                                                           Year ended July 31                    to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $17.46           $16.08           $14.81           $15.65
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (.10)(c)         (.08)            (.09)(c)           --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            3.18             1.46             2.44             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 3.08             1.38             2.35             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                                   (.56)              --            (1.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.56)              --            (1.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $19.98           $17.46           $16.08           $14.81
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                               18.60             8.58            16.67            (5.37)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $129,334          $99,256         $102,862             $150
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                             .73              .75              .91              .07*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.60)            (.46)            (.53)            (.02)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              139.84           106.29           112.84           199.52
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996, and thereafter include amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
July 31, 1999

Note 1
Significant accounting policies

Putnam OTC & Emerging Growth (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of emerging growth companies listed on securities exchanges.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other certain accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended July 31, 1999, the fund reclassified $43,358,334 to increase undistributed net investment income and $43,358,334 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1999, fund expenses were reduced by $599,249 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,329 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $760,167 and $31,235 from the sale of class A and class M shares, respectively, and received $2,934,687 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter, received $45,347 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $5,454,556,205 and $5,599,962,878, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    121,407,626     $2,055,665,495
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,045,446         77,447,592
-----------------------------------------------------------------------------
                                               126,453,072      2,133,113,087

Shares
repurchased                                   (127,640,378)    (2,176,348,298)
-----------------------------------------------------------------------------
Net decrease                                    (1,187,306)    $  (43,235,211)
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    143,892,543    $ 2,407,650,178
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                               143,892,543      2,407,650,178

Shares
repurchased                                   (142,804,696)    (2,391,464,794)
-----------------------------------------------------------------------------
Net increase                                     1,087,847    $    16,185,384
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     29,589,848      $ 472,315,512
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,584,141         37,805,983
-----------------------------------------------------------------------------
                                                32,173,989        510,121,495

Shares
repurchased                                    (35,578,335)      (571,530,934)
-----------------------------------------------------------------------------
Net decrease                                    (3,404,346)     $ (61,409,439)
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     41,295,474       $669,049,473
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                41,295,474        669,049,473

Shares
repurchased                                    (39,437,588)      (638,068,530)
-----------------------------------------------------------------------------
Net increase                                     1,857,886       $ 30,980,943
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                             to July 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                          3,764            $74,934
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                     3,764             74,934

Shares
repurchased                                             --                 --
-----------------------------------------------------------------------------
Net increase                                         3,764            $74,934
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                     16,876,719       $281,170,466
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      546,838          8,197,103
-----------------------------------------------------------------------------
                                                17,423,557        289,367,569

Shares
repurchased                                    (15,284,934)      (258,781,917)
-----------------------------------------------------------------------------
Net increase                                     2,138,623       $ 30,585,652
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,427,257       $222,524,852
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                13,427,257        222,524,852

Shares
repurchased                                    (11,049,177)      (183,251,875)
-----------------------------------------------------------------------------
Net increase                                     2,378,080       $ 39,272,977
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,922,006        $70,318,575
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      200,411          3,100,361
-----------------------------------------------------------------------------
                                                 4,122,417         73,418,936

Shares
repurchased                                     (3,333,896)       (57,119,890)
-----------------------------------------------------------------------------
Net increase                                       788,521        $16,299,046
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,752,755       $ 30,130,138
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 1,752,755         30,130,138

Shares
repurchased                                     (2,463,763)       (42,136,019)
-----------------------------------------------------------------------------
Net decrease                                      (711,008)      $(12,005,881)
-----------------------------------------------------------------------------




Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                                                  Purchase              Sales           Dividend             Market
Name of Affiliate                                     cost               cost             Income              Value
-------------------------------------------------------------------------------------------------------------------
Aspect Development, Inc.                     $ 11,768,288       $ 39,518,560           $     --       $         --
Asyst Technologies, Inc.                       18,439,553         18,439,553                 --                 --
Beyond.com Corp.                               61,238,381         16,896,542                 --         49,630,786
Brio Technology, Inc.                          16,683,221            870,346                 --         14,668,875
Cinar Films, Inc. Class B                      13,331,835            192,748                 --                 --
Citadel Communications Corp.                   18,450,982          9,518,033                 --                 --
Complete Business Solutions                     7,120,290         52,481,598                 --                 --
Computer Learning Centers, Inc.                        --         17,286,498                 --                 --
Computer Management Sciences                           --         19,006,783                 --                 --
Concord Communications, Inc.                   60,286,341          7,247,072                 --         66,887,728
Concur Technologies, Inc.                      34,661,504            305,344                 --         25,404,600
Coulter Pharmaceutical, Inc.                    3,210,925          6,618,040                 --         21,822,838
Data Dimensions                                        --         12,681,990                 --                 --
Dave & Buster's, Inc.                                  --         16,555,867                 --                 --
ECsoft Group PLC ADR                                   --         17,597,434                 --                 --
Education Management Corp.                      1,840,053         44,360,214                 --                 --
E. Spire Communications, Inc.                          --         44,619,187                 --                 --
Geotel Communications Corp.                    22,273,044         47,167,471                 --                 --
Guitar Center, Inc.                             4,597,279         51,424,225                 --                 --
Hain Food Group, Inc. (The)                            --         13,420,395                 --                 --
Harmonic, Inc.                                 33,126,888          7,492,091                 --         63,703,350
IMRGlobal Corp.*                                       --         46,565,723                 --                 --
Independent Energy Holdings
  PLC ADR                                         180,000            251,200                 --         25,378,763
Inspire Insurance Solutions                    24,498,817         38,960,429                 --                 --
Intelligroup, Inc.                             24,007,086         25,202,130                 --                 --
ISS Group, Inc.                                50,065,261         21,068,483                 --                 --
Linens 'N Things, Inc.                         24,084,999         49,984,087                 --                 --
Metromedia Fiber Network, Inc.
  Class A                                      15,658,107         10,761,331                 --                 --
Michaels Stores, Inc.                           9,915,481         61,562,766                 --                 --
Micrel, Inc.                                   41,923,514         35,010,616                 --                 --
NCS Healthcare, Inc. Class A                    9,777,280         39,754,157                 --                 --
Network Solutions, Inc. Class A                56,843,374         56,843,374                 --                 --
New Era of Networks, Inc.                      37,527,537         51,877,328                 --                 --
Pediatrix Medical Group, Inc.                  12,144,551          3,782,464                 --         17,388,000
Perclose, Inc.                                    660,150         16,682,032                 --                 --
Peregrine Systems, Inc.                        52,269,221         82,728,927                 --                 --
Pinnacle Systems, Inc.                         20,297,437         17,432,577                 --                 --
Power Integrations, Inc.                       28,674,311         10,421,779                 --         44,606,360
Premisys Communications, Inc.                          --         63,101,007                 --                 --
Resource America, Inc.                                 --         23,328,237             33,030                 --
Sabretek Corp.                                    796,843         16,424,506                 --                 --
Select Comfort Corp.                           32,945,556         32,945,556                 --                 --
Sirrom Capital Corp.                                   --         46,618,453            514,361                 --
SPR, Inc.                                         670,000         23,413,223                 --                 --
Strayer Education, Inc.                                --         10,806,463                 --                 --
The Timberland Co.                                     --         62,359,691                 --                 --
Theragenics Corp.                              25,309,311         25,309,311                 --                 --
TSI International Software                     12,334,923         17,477,825                 --         31,793,200
TUT Systems, Inc.                              33,538,454         33,538,454                 --                 --
Verity, Inc.                                   31,263,152            293,018                 --         36,917,100
Viasoft, Inc.                                          --         52,125,915                 --                 --
Visual Networks, Inc.                          27,424,134         52,067,779                 --                 --
Walker Interactive Systems, Inc.                       --         15,733,827                 --                 --
Williams Sonoma, Inc.                           6,068,287         49,648,013                 --                 --
-------------------------------------------------------------------------------------------------------------------
  Totals                                     $885,906,370     $1,537,780,672           $547,391       $398,201,600

 *formerly known as Information Management Resources




Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $278,689,416 as capital gain, for its taxable year ended July 31, 1999.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Daniel L. Miller
Vice President

Michael J. Mufson
Vice President and Fund Manager

Steven L. Kirson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN014-54553-024/227/673 9/99



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam OTC & Emerging Growth Fund
Supplement to Annual Report dated July 31, 1999

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B and C shares, which are discussed more extensively in the annual report.

FISCAL 1999 ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
7/12/96 to 7/31/99
Inception date to end of
annual fiscal period                    12.23%

7/31/98 to 7/31/99
Annual fiscal period                    18.60%
----------------------------------------------------------------------------
Share value                              NAV

7/12/96 (Inception date)               $15.65
7/31/98                                $17.46
7/31/99                                $19.98
----------------------------------------------------------------------------
Distributions          No.     Income       Capital gains          Total
                                            Short    Long
7/31/98 to 7/31/99      1        --         --       $0.563       $0.563
----------------------------------------------------------------------------

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full Annual Report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.